Properties and Equipment: Schedule of property and equipment (Tables)	12 Months Ended
Dec. 31, 2012
Tables/Schedules
Schedule of property and equipment

	2012	2011
Oil and gas properties	$10,224,418	$1,178,470
Office equipment	9,232	9,232
Seismic analysis software	15,551	15,551
Total costs	10,249,201	1,203,253
Accumulated depletion	(235,087)	(216,743)
Accumulated depreciation	(24,783)	(24,783)
Net Property and Equipment	$9,989,331	$961,727